UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

June 8, 2023

Clean Earth Acquisitions Corp.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-1883984	87-1431377
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12600 Hill Country Blvd, Building R, Suite 275 Bee Cave, Texas	78738
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 508-1531

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, $0.0001 par value per share, one right and one-half of one redeemable warrant	CLINU	The Nasdaq Stock Market LLC
Class A common stock included as part of the units, par value $0.0001 per share	CLIN	The Nasdaq Stock Market LLC
Rights included as part of the units to acquire one-tenth (1/10) of one share of Class A common stock	CLINR	The Nasdaq Stock Market LLC
Warrants included as part of the units, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	CLINW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On June 8, 2023, Alternus Energy Group Plc (“Alternus”) issued a press release announcing that it plans to attend the Roth MKM conference in London om June 20 through June 22, 2023. The Company will be holding meetings at the conference in which an investor presentation will be presented. The press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Attached as Exhibit 99.2 is an Investor Presentation dated June 2023.

The foregoing (including Exhibits 99.1 and 99.2) is being furnished pursuant to Item 7.01 and will not be deemed to be filed for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor will it be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filings. This Current Report will not be deemed an admission as to the materiality of any of the information in this Item 7.01, including Exhibits 99.1 and 99.2.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of section 27A of the Securities Act and section 21E of the Exchange Act that are based on beliefs and assumptions and on information currently available to Clean Earth Acquisitions Corp. (the Company”) and Alternus. Certain statements included in this Form 8-K that are not historical facts are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. In some cases, you can identify forward-looking statements by the following words: “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing,” “target,” “seek” or the negative or plural of these words, or other similar expressions that are predictions or indicate future events or prospects, although not all forward-looking statements contain these words. Any statements that refer to expectations, projections or other characterizations of future events or circumstances, including strategies or plans as they relate to the proposed business combination pursuant to which the Company will acquire all of the subsidiaries of Alternus, other than certain excluded subsidiaries (the “Transaction”), are also forward-looking statements. These statements involve risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to be materially different from those expressed or implied by these forward-looking statements. Although each of the Company and Alternus believes that there is a reasonable basis for each forward-looking statement contained in this Current Report, each of the Company and Alternus caution you that these statements are based on a combination of facts and factors currently known and projections of the future, which are inherently uncertain. In addition, there will be risks and uncertainties described in the proxy statement relating to the proposed Transaction, which is expected to be filed by the Company with the SEC, and other documents filed by the Company from time to time with the SEC. These filings may identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those expressed or implied in the forward-looking statements in this Current Report. Forward-looking statements in this Current Report include statements regarding the proposed Transaction, including the timing and structure of the Transaction, the proceeds of the Transaction and the benefits of the Transaction. Neither the Company nor Alternus can assure you that the forward-looking statements in this Current Report will prove to be accurate. These forward-looking statements are subject to a number of risks and uncertainties, including: the impact of reduction, modification or elimination of government subsidies and economic incentives (including, but not limited to, with respect to solar parks); the impact of decreases in spot market prices for electricity; dependence on acquisitions for growth in Alternus’s business and inherent risks relating to acquisitions and Alternus’s ability to manage its growth and changing business; risks relating to developing and managing renewable solar projects; risks relating to PV plant quality and performance; risks relating to planning permissions for solar parks and government regulation; Alternus’s need for significant financial resources (including, but not limited to, for growth in its business); the need for financing in order to maintain future profitability; lack of any assurance or guarantee that Alternus can raise capital or meet its funding needs; Alternus’s limited operating history; risks relating to operating internationally, include currency risks and legal, compliance and execution risks of operating internationally; the potential inability of the parties to successfully or timely consummate the proposed business combination; the risk that any regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed business combination; the approval of the stockholders of the Company is not obtained; the risk of failure to realize the anticipated benefits of the proposed business combination; the amount of redemption requests made by the Company’s stockholders exceeds expectations or current market norms; the ability of Alternus or the combined company to obtain equity or other financing in connection with the proposed business combination or in the future; the outcome of any potential litigation, government and regulatory proceedings, investigations or inquiries; the risk that the proposed business combination disrupts current plans and operations as a result of the announcement and consummation of the Transaction; costs related to the proposed business combination; the impact of the global COVID-19 pandemic; a financial or liquidity crisis; the risk of global and regional economic downturns; the projected financial information, anticipated growth rate, and market opportunity of Alternus; various environmental requirements; retention or recruitment of executive and senior management and other key employees; the risk that the proposed business combination disrupts current plans and operations of Alternus as a result of the announcement and pendency of the business combination; the ability of the Company to maintain an effective system of internal controls over financial reporting; the ability of the Company to manage its growth effectively; the ability of the Company to achieve and maintain profitability in the future; the ability of the Company to access sources of capital to finance operations and growth; the success of strategic relationships with third parties; the effects of inflation and changes in interest rates; an economic slowdown, recession or contraction of the global economy; a financial or liquidity crisis; geopolitical factors, including, but not limited to, the Russian invasion of Ukraine; global supply chain concerns; the status of debt and equity markets (including, market volatility and uncertainty); general business and economic conditions; the performance of financial markets and interest rates; the ability to obtain government approvals; and possible delays in government approvals and other risks and uncertainties, including those risks to be included under the heading “Risk Factors” in the proxy statement to be filed by the Company with the SEC and also those included under the heading “Risk Factors” in the Company’s final prospectus relating to its initial public offering dated February 23, 2022 and the Company’s other filings with the SEC. In light of the significant uncertainties in these forward-looking statements, you should not regard these statements as a representation or warranty by the Company, Alternus their respective directors, officers, affiliates, advisers or employees (or any other person) that the Company and Alternus will achieve their objectives and plans in any specified time frame, or at all. The forward-looking statements in this Current Report represent the views of the Company and Alternus as of the date of this Current Report. Risks in addition to those set forth herein may also materialize. Moreover, the Company’s and Alternus’s assumptions may prove to be incorrect. Actual results could differ materially from the results implied or expressed by the forward-looking statements in this Current Report. There may also be additional risks that neither the Company nor Alternus presently know, or that neither the Company nor Alternus currently believe are material, that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements do not reflect the Company’s or Alternus’s expectations, plans or forecasts of future events and views after the date of this Current Report. Subsequent events and developments may cause the Company’s and Alternus’s assessments to materially change. While the Company and Alternus may choose to update these forward-looking statements in the future, there is no current intention or plan to do so. Except to the extent required by applicable law, neither the Company nor Alternus undertakes to update, supplement or amend any of the forward-looking statements in this Current Report at any time after the date hereof. You should, therefore, not rely on these forward-looking statements as representing the views of the Company or Alternus as of any date subsequent to the date of this Current Report. In addition, actual results or stockholder values may differ materially from those indicated by these forward-looking statements as a result of various important factors, including, but not limited to, our ability to raise the necessary financing required to acquire the targeted renewable energy power plants listed herein and in other documents, on suitable terms. At this time, we do not have any offer to finance these plants and there is no guarantee that such financing will be agreed on suitable terms, or at all. If the Company does not succeed in raising the required financing, then the plans outlined herein will be significantly curtailed. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Important Information and Where to Find it

In connection with the proposed Transaction, the Company has filed a preliminary proxy statement and will file a definitive proxy statement with respect to the stockholder meeting of the Company to vote on the proposed Transaction. Stockholders of the Company and other interested persons are encouraged to read, when available, the preliminary and definitive proxy statements as well as other documents to be filed with the SEC. These documents will contain important information about the Company, Alternus and the proposed Transaction. The definitive proxy statement will be mailed to stockholders of the Company as of a record date to be established for voting on the proposed Transaction. Once available, stockholders of the Company will also be able to obtain a copy of the proxy statements and other documents filed with the SEC without charge, by directing a request to: Clean Earth Acquisitions Corp., Attention: Martha Ross, CFO & COO, telephone: (800) 508-1531. The preliminary and definitive proxy statements, once available, can also be obtained, without charge, at the SEC’s website (www.sec.gov).

Participants in the Solicitation

The Company and Alternus and their respective directors and executive officers may be considered participants in the solicitation of proxies from the Company’s stockholders with respect to the potential Transaction described in this Current Report under the rules of the SEC. Information about the directors and executive officers of the Company and their ownership of the Company’s securities is set forth in the Company’s Definitive Prospectus filed with the SEC on February 23, 2022. Additional information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the Company’s stockholders in connection with the potential Transaction will be set forth in the preliminary and definitive proxy statements when those are filed with the SEC. These documents are available free of charge at the SEC’s website at www.sec.gov or by directing a request to: Clean Earth Acquisitions Corp., Attention: Martha Ross, CFO & COO, telephone: (800) 508-1531.

No Offer or Solicitation

This Current Report is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the potential Transaction and does not constitute an offer to sell or a solicitation of an offer to buy any securities of the Company or Alternus, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit

99.1	Press Release issued by Alternus Energy Group Plc on June 8, 2023.

99.2	Investor Presentation.

104	The cover page of this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 8, 2023

Clean Earth Acquisitions Corp.

By:	/s/ Aaron T. Ratner
Name: Aaron T. Ratner
Title: Chief Executive Officer